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                                                                      EXHIBIT 21

                     LIST OF SUBSIDIARIES OF THE REGISTRANT
                     --------------------------------------

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         Company Name                                     State of Incorporation
         ------------                                     ----------------------

1st Call Heating & Cooling, Inc.                                 Michigan

A-1 Air Conditioning, Inc.                                       Tennessee

AC/DAC, L.P.                                                     Tennessee

Academy Air Service Experts, Inc.                                Tennessee

Ainsley & Son Heating, Inc.                                      Tennessee

Air Conditioning and Heating, L.P.                               Tennessee

Air Experts, Inc.                                                Georgia
d/b/a Massengale Heating and Air

Air Systems Acquisition Sub, Inc.                                Tennessee

Alert Heating Service, Inc.                                      Tennessee

All American Air Conditioning & Heating, Inc.                    Tennessee

Allbritten Plumbing, Heating and Air Conditioning                Tennessee
Service, Inc.

Andros Refrigeration, Inc.                                       Tennessee

Arrow Heating & Air Conditioning, Inc.                           Wisconsin
d/b/a Air Comfort Heating & Sheet Metal

Artic Aire of Chico, Inc.                                        California
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                 COMPANY NAME                            STATE OF INCORPORATION
                 ------------                            ----------------------
Astron Residential, Inc.                                          Tennessee
d/b/a Comfort Tech Cooling & Heating

Atlantic Air Conditioning and Heating, Inc.                       Tennessee

Austin Brothers, Inc.                                             Tennessee
d/b/a Mesa Aire, Inc., Mesa Aire Service Experts

B&M Heating & Cooling, Inc.                                       Tennessee

Becht Heating & Cooling, Inc.                                     Indiana

Ben Peer Heating, Inc.                                            Tennessee

Berkshire Air Conditioning Company                                Tennessee
d/b/a Frontier Heating & Cooling

Bill Ingraham Service Company, Inc.                               California

Bill's Commercial Air Conditioning, Inc.                          Tennessee

C. Iapaluccio Company, Inc.                                       Connecticut
d/b/a The Original Hearth Shop

Chief/Bauer Heating & Air Conditioning, Inc.                      Tennessee

Claire's Air Conditioning and Refrigeration, Inc.                 Tennessee
d/b/a Service Experts of Wichita Falls, Service Experts of
the Permian Basin, Claire & Sanders Service Experts,
Claire's Service Experts, Alpine Air Conditioning

Climate Control, Inc.                                             Tennessee

Climate Design System, Inc.                                       Tennessee

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                     COMPANY NAME                                        STATE OF INCORPORATION
                     ------------                                        ----------------------
Climate Masters Service Company                                                 Colorado

Coastal Air Conditioning Services, Inc.                                         Georgia

Comerford's Heating & Air Conditioning, Inc.                                    California

Comfortech, Inc.                                                                Tennessee

Contractor Success Group, Inc.                                                  Missouri

Custom Air Conditioning, Inc.                                                   Tennessee
d/b/a Service Experts of Palm Beach, Dan's Air
Conditioning & Heating

Dan Jacob's Heating & Cooling, Inc.                                             Tennessee
d/b/a Kautz Heating & Air Conditioning, Inc.

Davis the Plumber, Inc.                                                         Tennessee

DeLand Heating & Air Conditioning Company                                       Tennessee

Dial One Raymond Plumbing, Heating & Cooling, Inc.                              Tennessee
d/b/a Dial One Service Champions, Ace Superior

Dodge Heating & Air Conditioning, Inc.                                          Georgia

Doler Plumbing & Heating, Inc.                                                  Indiana

Economy Heating and Air Conditioning, Inc.                                      Tennessee
d/b/a Allied Heating and Cooling Co., Brentwood Heating
& Cooling

Eisenbach Enterprises, Inc.                                                     Texas
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                       COMPANY NAME                                    STATE OF INCORPORATION
                       ------------                                    ----------------------
Epperson, Inc.                                                                Tennessee

Eveready Corporation                                                          Tennessee

Falso Service Experts, Inc.                                                   New York
d/b/a Falso Heating and Sheet Metal

Fras Air Conditioning, Inc.                                                   New Jersey

Frees Service Experts, Inc.                                                   Texas
d/b/a Service Experts of Northwest Louisiana

Freschi Air Systems, Inc.                                                     Tennessee

Gaddis Co.                                                                    Tennessee
d/b/a Desert Air Conditioning

George B. Givens Company, Inc.                                                Tennessee
d/b/a New Age Plumbing

Getzschman Heating & Sheet Metal Contractors, Inc.                            Tennessee

Gilley's Quality Heating & Cooling, Inc.                                      Tennessee

Gordon's Specialty Company                                                    Tennessee
d/b/a Service Experts

Gregory's Plumbing Co., Inc.                                                  Oklahoma

Gulf Coast Cooling, Inc.                                                      Tennessee
d/b/a Service Experts of Southwest Florida

Hardwick Air Masters, Inc.                                                    Arkansas
d/b/a Service Experts of Arkansas
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                      COMPANY NAME                STATE OF INCORPORATION
                      ------------                ----------------------
Holmes Sales & Service, Inc.                            Tennessee

J.M. Jenks Incorporated                                 Utah
d/b/a JM Mechanical Systems

Jack Nelson Co., Inc.                                   Oklahoma

Jansen's Heating & Air Conditioning, Inc.               Illinois

Kenneth E. Martin, Inc.                                 Georgia
d/b/a Air Tronics Company

Knochelmann, Inc.                                       Tennessee
d/b/a Knochelmann Plumbing, Heating & Air
Conditioning, Clifton Heating & Air Conditioning,
Comfort Air, Knochelmann Service Experts

Kozon, Inc.                                             Tennessee

Lake Arbor Heating, Inc.                                Colorado
d/b/a Westside Heating & Air Conditioning

Lee Voisard Plumbing & Heating, Inc.                    Tennessee

Local Furnace Co., Inc.                                 Tennessee

Mathews Air Conditioning and Heating, Inc.              Tennessee

Matz Heating & Air Conditioning, Inc.                   Tennessee
d/b/a Right Way Heating and Air Conditioning Service

McPhee, Inc.                                            Colorado
d/b/a McPhee Plumbing & Heating, Inc.

Mid Fla Heating and Air, Inc.                           Tennessee

Midland Heating & Air Conditioning, Inc.                Tennessee
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
                     Company Name                         State of Incorporation
                     ------------                         ----------------------
Neal Harris Heating & Air Conditioning Company, Inc.             Missouri

Norrell Heating and Air Conditioning Company, Inc.               Alabama

Pardee Refrigeration Company Incorporated                        Tennessee
d/b/a Pardee Heating & Air Conditioning, Mac-Huff, Inc.,
H&M Heating & A/C, Pardee Service Experts, Island Air
Service Experts, Service Experts of Charleston

Parker Heating and Air Conditioning, Incorporated                Tennessee

Parrott Mechanical, Inc.                                         Idaho
d/b/a Snappy Plumbing

ProAir Acquisition Sub, Inc.                                     Tennessee
d/b/a Peachtree-Cherokee/Edwards Heating & A/C,
Plano Air Mart Services

PTM Enterprises, Inc.                                            Georgia
d/b/a Macy's Air Conditioning & Heating, Bulldog
Heating & Air Conditioning

R&M Climate Control, Inc.                                        Tennessee

Roland J. Down, Inc.                                             New York
d/b/a Kool Temp, Pipe Solutions, Sunset Sheet Metal

Rolf Coal and Fuel Corp.                                         Indiana
d/b/a Griffin Heating & Air Conditioning, Inc., Rolf
Heating & Air Conditioning

Russell Mechanical, Inc.                                         Texas

S&W Air conditioning, Inc.                                       Tennessee
d/b/a/ S&W Services
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                    Company Name                          State of Incorporation
                    ------------                          ----------------------
Safari Services, Inc.                                           Florida
d/b/a Joe's Air & Heat

Sanders Indoor Comfort, Inc.                                    Tennessee
d/b/a Dgree Heating & Air Conditioning


SEI Holdings, Inc.                                              Delaware

SEI Management Company, LLC                                     Tennessee
d/b/a Travel Experts

SEI Management Subsidiary, Inc.                                 Tennessee

SEI Newco, Inc.                                                 Tennessee

SEIIN GP, Inc.                                                  Indiana

SEITN GP, Inc.                                                  Tennessee
d/b/a Donelson Air Conditioning Company, AC Service
and Installation, Air Conditioning & Heating
Unlimited

SEITN LP, Inc.                                                  Delaware

Service Experts DFW, Inc.                                       Tennessee
d/b/a Air Experts, Alliance Air Conditioning & Heating

Service Experts of Clearwater, Inc.                             Tennessee

Service Experts of Indiana, L.P.                                Tennessee
d/b/a B.W. Heating & Cooling, Brand Heating & Air
Conditioning, Service Experts of Indianapolis

Service Experts of Indianapolis, Inc.                           Indiana

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

        Company Name                                      State of Incorporation
        ------------                                      ----------------------

Service Experts of Palm Springs, Inc.                          California

Service Experts of Raleigh, Inc.                               Tennessee
d/b/a Piedmont Air Conditioning Co.

Service Experts of Salt Lake City, Inc.                        Tennessee
d/b/a Thompson and Sons Heating and Air
Conditioning Company

Service Experts of Utah, Inc.                                  Utah
d/b/a Royden Commercial Services, Inc.,
David M. Steed

Service Experts Services, LLC                                  Tennessee

Shelburne Refrigeration, Inc.                                  California

Steel City Heating & Air, Inc.                                 Alabama

Strand Brothers, Inc.                                          Tennessee

Sunbeam Service Experts, Inc.                                  New York
d/b/a Fleischmann Heating & Cooling

Sylvester's, L.P.                                              Tennessee
d/b/a Sylvester's Corp.

Sylvesters Corp.                                               Indiana

Teays Valley Heating and Cooling, Inc.                         West Virginia

The McElroy Service Company                                    Nebraska

TML, Inc.                                                      Idaho

Total Comfort Specialists                                      California
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
                Company Name                              State of Incorporation
                ------------                              ----------------------
Triton Mechanical, Inc.                                         Tennessee

Venture International, Inc.                                     Tennessee
d/b/a Ron Smith and Associates